    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR4
                                 Mortgage Loans
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:    3,709,621,179
NUMBER OF LOANS:                  5,338

                                                                            % of Aggregate
                                                    Principal Balance      Principal Balance
                                   Number of        Outstanding as of      Outstanding as of
LOAN RATE:                       Mortgage Loans     the Cut-off Date        the Cut-off Date
-----------------------------   ----------------   -------------------    --------------------
 5.625 - 5.625                               77         67,274,241.38                    1.81
 5.626 - 5.750                              202        151,257,911.92                    4.08
 5.751 - 5.875                              479        421,472,090.66                   11.36
 5.876 - 6.000                            1,139        815,873,305.38                   21.99
 6.001 - 6.125                            1,254        841,572,551.78                   22.69
 6.126 - 6.250                              887        567,645,477.36                   15.30
 6.251 - 6.375                              460        321,417,079.20                    8.66
 6.376 - 6.500                              519        328,973,124.70                    8.87
 6.501 - 6.625                              189        118,642,758.14                    3.20
 6.626 - 6.750                               98         55,587,413.52                    1.50
 6.751 - 6.875                               23         12,825,365.27                    0.35
 6.876 - 7.000                                6          2,692,178.17                    0.07
 7.001 - 7.125                                3          2,479,696.66                    0.07
 7.126 - 7.250                                2          1,907,985.00                    0.05
-----------------------------   ----------------   -------------------    --------------------
 Total                                    5,338      3,709,621,179.14                  100.00
=============================   =================  ====================   =====================


                                                                               1


[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                               % of Aggregate
                                                       Principal Balance     Principal Balance
                                      Number of        Outstanding as of     Outstanding as of
MAXIMUM LOAN RATE:                  Mortgage Loans     the Cut-off Date       the Cut-off Date
--------------------------------   ---------------   -------------------    -------------------
 10.000 - 10.000                                1            435,000.00                   0.01
 10.501 - 10.625                               69         60,436,690.38                   1.63
 10.626 - 10.750                              188        139,127,359.87                   3.75
 10.751 - 10.875                              452        399,877,700.15                  10.78
 10.876 - 11.000                            1,135        815,641,753.19                  21.99
 11.001 - 11.125                            1,257        844,363,694.88                  22.76
 11.126 - 11.250                              876        557,889,047.17                  15.04
 11.251 - 11.375                              453        319,776,167.42                   8.62
 11.376 - 11.500                              521        330,858,649.59                   8.92
 11.501 - 11.625                              203        128,287,011.68                   3.46
 11.626 - 11.750                              108         63,053,005.79                   1.70
 11.751 - 11.875                               35         22,963,876.88                   0.62
 11.876 - 12.000                               25         16,721,200.90                   0.45
 12.001 - 12.125                                6          5,107,196.66                   0.14
 12.126 - 12.250                                4          2,789,153.75                   0.08
 12.251 - 12.375                                3          1,268,750.00                   0.03
 12.376 - 12.500                                2          1,024,920.83                   0.03
--------------------------------   ---------------   -------------------    -------------------
Total                                       5,338      3,709,621,179.14                 100.00
================================   ===============   ===================    ===================

                                                                               % of Aggregate
                                                      Principal Balance     Principal Balance
                                     Number of        Outstanding as of     Outstanding as of
CREDIT SCORE:                      Mortgage Loans     the Cut-off Date       the Cut-off Date
--------------------------------   ---------------   -------------------    -------------------
 680  - 680                                    10          5,783,076.72                  0.16
 681  - 690                                    52         38,803,797.20                  1.05
 691  - 700                                   118         87,719,477.27                  2.36
 701  - 710                                   432        322,197,122.66                  8.69
 711  - 720                                   456        339,537,191.27                  9.15
 721  - 730                                   718        485,482,073.21                 13.09
 731  - 740                                   633        446,715,205.41                 12.04
 741  - 750                                   627        434,288,418.09                 11.71
 751  - 760                                   692        472,329,054.61                 12.73
 761  - 770                                   583        406,644,183.63                 10.96
 771  - 780                                   474        320,056,498.26                  8.63
 781  - 790                                   337        223,723,894.03                  6.03
 791  - 800                                   137         87,047,658.55                  2.35
 801  - 810                                    64         37,233,228.23                  1.00
 811  - 819                                     5          2,060,300.00                  0.06
--------------------------------   ---------------   -------------------    -------------------
Total                                       5,338      3,709,621,179.14                 100.00
================================   ===============   ===================    ===================

                                                                               2


[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR4
                            California Mortgage Loans
                             As of the Cut-off Date

CURRENT BALANCE OF CA LOANS:     $2,604,600,012
NUMBER OF LOANS:                          3,710

                                                                                                          % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                 Number of         Outstanding as of     Outstanding as of
 TOP 50 PROP ZIP (CA)       PROPERTY CITY (CA)                 Mortgage Loans      the Cut-off Date      the Cut-off Date
----------------------------------------------------------  -------------------   -------------------   -------------------
 94010 CA-NORTH             Burlingame, CA                               81           72,190,834.03                  2.77
 94022 CA-NORTH             Los Altos, CA                                65           59,788,333.56                  2.30
 90210 CA-SOUTH             Beverly Hills, CA                            60           56,863,912.57                  2.18
 94941 CA-NORTH             Mill Valley, CA                              65           49,768,517.24                  1.91
 95070 CA-NORTH             Saratoga, CA                                 57           49,618,171.98                  1.91
 94025 CA-NORTH             Menlo Park, CA                               59           48,805,111.71                  1.87
 94920 CA-NORTH             Belvedere Tiburon, CA                        49           47,945,437.57                  1.84
 90049 CA-SOUTH             Los Angeles, CA                              54           45,577,216.01                  1.75
 92660 CA-SOUTH             Newport Beach, CA                            56           42,209,760.67                  1.62
 94506 CA-NORTH             Danville, CA                                 59           40,731,821.44                  1.56
 94062 CA-NORTH             Redwood City, CA                             51           36,748,786.15                  1.41
 93108 CA-SOUTH             Santa Barbara, CA                            40           36,404,219.61                  1.40
 90266 CA-SOUTH             Manhattan Beach, CA                          52           36,270,525.67                  1.39
 94024 CA-NORTH             Los Altos, CA                                41           35,354,707.63                  1.36
 90272 CA-SOUTH             Pacific Palisades, CA                        43           34,493,037.77                  1.32
 90274 CA-SOUTH             Palos Verdes Peninsula, CA                   41           34,453,030.27                  1.32
 95030 CA-NORTH             Los Gatos, CA                                39           34,428,905.00                  1.32
 94611 CA-NORTH             Oakland, CA                                  50           34,227,007.60                  1.31
 94027 CA-NORTH             Atherton, CA                                 31           33,730,845.47                  1.30
 94539 CA-NORTH             Fremont, CA                                  46           32,587,935.24                  1.25
 92037 CA-SOUTH             La Jolla, CA                                 37           31,141,523.54                  1.20
 94563 CA-NORTH             Orinda, CA                                   39           31,118,690.99                  1.19
 90265 CA-SOUTH             Malibu, CA                                   35           30,916,900.98                  1.19
 92651 CA-SOUTH             Laguna Beach, CA                             35           28,301,901.09                  1.09
 92657 CA-SOUTH             Newport Coast, CA                            27           25,767,194.75                  0.99
 95032 CA-NORTH             Los Gatos, CA                                30           23,839,154.63                  0.92
 92067 CA-SOUTH             Rancho Santa FE, CA                          23           23,776,043.30                  0.91
 90402 CA-SOUTH             Santa Monica, CA                             23           22,596,715.37                  0.87
 94549 CA-NORTH             Lafayette, CA                                32           22,223,083.96                  0.85

                                                                               1

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                          % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                 Number of         Outstanding as of     Outstanding as of
 TOP 50 PROP ZIP (CA)       PROPERTY CITY (CA)                 Mortgage Loans      the Cut-off Date      the Cut-off Date
----------------------------------------------------------  -------------------   -------------------   -------------------
 90077 CA-SOUTH             Los Angeles, CA                              24           22,152,991.10                 0.85
 94507 CA-NORTH             Alamo, CA                                    31           22,123,516.76                 0.85
 94960 CA-NORTH             San Anselmo, CA                              30           20,687,138.79                 0.79
 95014 CA-NORTH             Cupertino, CA                                33           20,526,620.90                 0.79
 94526 CA-NORTH             Danville, CA                                 32           19,144,094.75                 0.74
 94904 CA-NORTH             Greenbrae, CA                                23           19,090,302.17                 0.73
 94301 CA-NORTH             Palo Alto, CA                                23           18,551,950.89                 0.71
 94402 CA-NORTH             San Mateo, CA                                25           17,773,325.50                 0.68
 94901 CA-NORTH             San Rafael, CA                               27           17,589,994.80                 0.68
 94566 CA-NORTH             Pleasanton, CA                               23           17,242,070.53                 0.66
 92663 CA-SOUTH             Newport Beach, CA                            23           17,159,945.60                 0.66
 91302 CA-SOUTH             Calabasas, CA                                22           17,066,089.18                 0.66
 94028 CA-NORTH             Portola Valley, CA                           19           16,421,590.88                 0.63
 90024 CA-SOUTH             Los Angeles, CA                              20           16,420,057.93                 0.63
 95138 CA-NORTH             San Jose, CA                                 21           15,786,490.24                 0.61
 92677 CA-SOUTH             Laguna Niguel, CA                            26           15,576,600.00                 0.60
 94558 CA-NORTH             Napa, CA                                     18           15,331,705.29                 0.59
 94957 CA-NORTH             Ross, CA                                     15           15,320,759.61                 0.59
 92625 CA-SOUTH             Corona del Mar, CA                           24           15,007,325.99                 0.58
 92130 CA-SOUTH             San Diego, CA                                21           14,703,700.10                 0.56
 92679 CA-SOUTH             Trabuco Canyon, CA                           20           14,532,056.84                 0.56

                                                                               2

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR4
                             Cashout Mortgage Loans
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:              $1,552,483,481
NUMBER OF LOANS:                             2,198

                                                                     Minimum                  Maximum
AVG CURRENT BALANCE:                    $706,316.42              $302,000.00            $1,500,000.00
AVG ORIGINAL BALANCE:                   $708,024.20              $303,750.00            $1,500,000.00

WAVG LOAN RATE:                               6.143  %                 5.625  %                 7.125  %
WAVG GROSS MARGIN:                            2.748  %                 2.170  %                 3.125  %
WAVG MAXIMUM LOAN RATE:                      11.154  %                10.000  %                12.375  %
WAVG PERIODIC RATE CAP:                       2.000  %                 2.000  %                 2.000  %
WAVG FIRST RATE CAP:                          5.000  %                 5.000  %                 5.000  %

WAVG ORIGINAL LTV:                            58.74  %                 11.58  %                 80.00  %

WAVG CREDIT SCORE:                              742                      680                      813

WAVG ORIGINAL TERM:                             360  months              360  months              360  months
WAVG REMAINING TERM:                            358  months              350  months              360  months
WAVG SEASONING:                                   2  months                0  months               10  months

WAVG NEXT RATE RESET:                            58  months               50  months               60  months
WAVG RATE ADJ FREQ:                              12  months               12  months               12  months
WAVG FIRST RATE ADJ FREQ:                        60  months               60  months               60  months

TOP STATE CONC ($):               72.22% California, 3.15% Washington, 2.93% Connecticut
MAXIMUM ZIP CODE CONC ($):        2.08% 94010 (Burlingame, CA)

FIRST PAY DATE:                                                 Jun 01, 2001             Apr 01, 2002
RATE CHANGE DATE:                                               May 01, 2006             Mar 01, 2007
MATURE DATE:                                                    May 01, 2031             Mar 01, 2032

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
INDEX:                                Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 1 YR CMT                                      2,198      1,552,483,480.57                 100.00
----------------------------------   ----------------   -------------------   --------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================   ================   ===================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PRODUCT:                              Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 5/1 Hybrid                                    2,198      1,552,483,480.57                 100.00
----------------------------------   ----------------   -------------------   --------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================   ================   ===================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
DELINQUENCY:                          Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Current                                       2,198      1,552,483,480.57                 100.00
----------------------------------   ----------------   -------------------   --------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================   ================   ===================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
CURRENT BALANCE:                      Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
   302,000.00  -   400,000.00                    401        144,091,303.32                   9.28
   400,000.01  -   500,000.00                    378        172,528,091.70                  11.11
   500,000.01  -   600,000.00                    286        159,600,211.61                  10.28
   600,000.01  -   700,000.00                    238        156,270,963.26                  10.07
   700,000.01  -   800,000.00                    158        120,049,052.50                   7.73
   800,000.01  -   900,000.00                    113         97,080,891.51                   6.25
   900,000.01  - 1,000,000.00                    151        147,188,793.88                   9.48
 1,000,000.01  - 1,100,000.00                    261        272,851,743.12                  17.58
 1,100,000.01  - 1,200,000.00                     48         56,110,015.76                   3.61
 1,200,000.01  - 1,300,000.00                     55         69,616,715.63                   4.48
 1,300,000.01  - 1,400,000.00                     39         53,278,889.21                   3.43
 1,400,000.01  - 1,500,000.00                     70        103,816,809.07                   6.69
----------------------------------   ----------------   -------------------   --------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================   ================   ===================   ====================

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
LOAN RATE:                            Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  5.625  -  5.625                                 32         29,291,509.40                   1.89
  5.626  -  5.750                                 80         62,682,072.33                   4.04
  5.751  -  5.875                                205        186,180,138.47                  11.99
  5.876  -  6.000                                495        356,612,671.27                  22.97
  6.001  -  6.125                                491        337,876,828.01                  21.76
  6.126  -  6.250                                378        244,698,533.07                  15.76
  6.251  -  6.375                                179        120,204,158.00                   7.74
  6.376  -  6.500                                216        135,030,652.82                   8.70
  6.501  -  6.625                                 67         46,115,676.10                   2.97
  6.626  -  6.750                                 42         25,705,100.00                   1.66
  6.751  -  6.875                                  9          5,182,250.00                   0.33
  6.876  -  7.000                                  3          1,509,500.00                   0.10
  7.001  -  7.125                                  1          1,394,391.10                   0.09
----------------------------------    ---------------    ------------------    -------------------
  Total                                        2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
GROSS MARGIN:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  2.170                                            1            400,000.00                   0.03
  2.240                                            1            405,000.00                   0.03
  2.600                                           19         11,599,961.79                   0.75
  2.650                                            4          4,045,000.00                   0.26
  2.750                                        2,171      1,535,041,518.78                  98.88
  2.760                                            1            600,000.00                   0.04
  3.125                                            1            392,000.00                   0.03
----------------------------------    ---------------    ------------------    -------------------
  Total                                        2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
MAXIMUM LOAN RATE:                    Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 10.000  - 10.000                                  1            435,000.00                   0.03
 10.501  - 10.625                                 30         27,504,008.40                   1.77
 10.626  - 10.750                                 78         61,094,073.33                   3.94
 10.751  - 10.875                                191        173,964,779.43                  11.21
 10.876  - 11.000                                492        356,012,535.27                  22.93
 11.001  - 11.125                                491        337,904,838.88                  21.77
 11.126  - 11.250                                372        238,432,210.71                  15.36
 11.251  - 11.375                                175        120,029,523.33                   7.73
 11.376  - 11.500                                222        139,721,527.10                   9.00
 11.501  - 11.625                                 72         51,180,176.10                   3.30
 11.626  - 11.750                                 44         27,018,100.00                   1.74
 11.751  - 11.875                                 13          9,463,398.17                   0.61
 11.876  - 12.000                                 12          6,698,000.00                   0.43
 12.001  - 12.125                                  1          1,394,391.10                   0.09
 12.126  - 12.250                                  1            362,168.75                   0.02
 12.251  - 12.375                                  3          1,268,750.00                   0.08
----------------------------------    ---------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
FIRST RATE CAP:                       Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  5.000                                        2,198      1,552,483,480.57                 100.00
----------------------------------    ---------------    ------------------    -------------------
  Total                                        2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PERIODIC RATE CAP:                    Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  2.000                                        2,198      1,552,483,480.57                 100.00
----------------------------------    ---------------    ------------------    -------------------
  Total                                        2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
ORIGINAL TERM:                        Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 360                                           2,198      1,552,483,480.57                 100.00
----------------------------------    ---------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
REMAINING TERM:                       Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 350  - 354                                        3          2,679,391.10                   0.17
 355  - 360                                    2,195      1,549,804,089.47                  99.83
----------------------------------    ---------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
RATE CHANGE DATE:                     Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 05/01/06                                          1            760,000.00                   0.05
 06/01/06                                          1          1,394,391.10                   0.09
 08/01/06                                          1            525,000.00                   0.03
 10/01/06                                          1            330,000.00                   0.02
 11/01/06                                        166        119,211,609.83                   7.68
 12/01/06                                        410        292,627,739.03                  18.85
 01/01/07                                        690        494,115,810.40                  31.83
 02/01/07                                        726        504,931,729.21                  32.52
 03/01/07                                        202        138,587,201.00                   8.93
----------------------------------    ---------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                               5

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
ORIGINAL LTV:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  11.58  -  15.00                                  7          5,294,924.75                   0.34
  15.01  -  20.00                                 16         11,978,600.00                   0.77
  20.01  -  25.00                                 34         29,168,649.29                   1.88
  25.01  -  30.00                                 47         40,049,685.66                   2.58
  30.01  -  35.00                                 67         56,522,494.67                   3.64
  35.01  -  40.00                                 83         69,264,648.28                   4.46
  40.01  -  45.00                                105         84,000,171.62                   5.41
  45.01  -  50.00                                143        104,546,399.16                   6.73
  50.01  -  55.00                                171        128,540,678.30                   8.28
  55.01  -  60.00                                215        161,161,143.92                  10.38
  60.01  -  65.00                                308        244,440,342.62                  15.75
  65.01  -  70.00                                390        294,444,494.57                  18.97
  70.01  -  75.00                                423        232,476,664.23                  14.97
  75.01  -  80.00                                189         90,594,583.50                   5.84
----------------------------------    ---------------    ------------------    -------------------
  Total                                        2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                               6

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
CREDIT SCORE:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 680 - 680                                         3          1,995,750.00                   0.13
 681 - 690                                        23         16,898,586.25                   1.09
 691 - 700                                        55         42,698,101.00                   2.75
 701 - 710                                       177        133,092,232.57                   8.57
 711 - 720                                       205        153,827,404.39                   9.91
 721 - 730                                       328        226,951,229.11                  14.62
 731 - 740                                       263        182,113,039.17                  11.73
 741 - 750                                       259        174,328,393.02                  11.23
 751 - 760                                       283        203,386,666.77                  13.10
 761 - 770                                       229        162,953,275.13                  10.50
 771 - 780                                       188        126,600,759.30                   8.15
 781 - 790                                       121         83,724,875.66                   5.39
 791 - 800                                        43         30,984,062.47                   2.00
 801 - 810                                        20         12,569,105.73                   0.81
 811 - 813                                         1            360,000.00                   0.02
---------------------------------    ----------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
=================================    ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
AMORTIZATION:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Interest Only                                 2,198      1,552,483,480.57                 100.00
----------------------------------    ---------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
DOCUMENTATION:                        Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Reduced Documentation                         1,411      1,005,294,104.53                  64.75
 Full Documentation                              787        547,189,376.04                  35.25
----------------------------------    ---------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                               7

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
OCCUPANCY:                            Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Primary                                       2,151      1,523,422,945.20                  98.13
 Second Home                                      47         29,060,535.37                   1.87
----------------------------------    ---------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PROPERTY TYPE:                        Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Single Family                                 2,111      1,500,318,749.88                  96.64
 Condominium                                      87         52,164,730.69                   3.36
----------------------------------    ---------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PURPOSE:                              Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Cash Out Refinance                            2,198      1,552,483,480.57                 100.00
----------------------------------    ---------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                               8

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
STATES:                               Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Arizona                                          56         39,867,909.41                   2.57
 California                                    1,563      1,121,274,849.13                  72.22
 Colorado                                         71         41,977,678.91                   2.70
 Connecticut                                      62         45,554,322.18                   2.93
 District of Columbia                              9          4,841,626.79                   0.31
 Florida                                          35         26,408,010.24                   1.70
 Georgia                                          11          8,196,705.69                   0.53
 Idaho                                             1            600,000.00                   0.04
 Illinois                                         54         34,998,357.68                   2.25
 Maryland                                         24         13,978,918.73                   0.90
 Massachusetts                                    52         41,323,428.23                   2.66
 Michigan                                          9          5,218,071.50                   0.34
 Minnesota                                        13         10,017,618.83                   0.65
 Missouri                                         10          7,660,050.00                   0.49
 Nevada                                           19         12,451,900.00                   0.80
 New Jersey                                       28         17,860,247.49                   1.15
 New York                                         53         37,328,718.42                   2.40
 North Carolina                                    8          5,404,302.40                   0.35
 Ohio                                             11          7,115,000.00                   0.46
 Oregon                                            7          5,292,850.00                   0.34
 Pennsylvania                                      8          4,365,715.40                   0.28
 Rhode Island                                      2          1,119,010.00                   0.07
 South Carolina                                    1            390,000.00                   0.03
 Utah                                              2          1,580,000.00                   0.10
 Virginia                                         13          8,780,450.00                   0.57
 Washington                                       76         48,877,739.54                   3.15
----------------------------------    ---------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                               9

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
NORTH/SOUTH CA BREAKOUT:              Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 CA-NORTH                                        944        674,851,563.39                  43.47
 CA-SOUTH                                        619        446,423,285.74                  28.76
 OUTSIDE CA                                      635        431,208,631.44                  27.78
----------------------------------    ---------------    ------------------    -------------------
 Total                                         2,198      1,552,483,480.57                 100.00
==================================    ===============    ==================    ===================

                                                                              10


[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR4
                             As of the Cut-off Date

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
ORIGINAL LTV (%):                     Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
   8.67 - 10.00                                    1            607,000.00                 0.03
  10.01 - 15.00                                   10          7,043,924.75                 0.29
  15.01 - 20.00                                   23         18,203,080.62                 0.76
  20.01 - 25.00                                   40         34,495,859.95                 1.44
  25.01 - 30.00                                   72         61,018,591.23                 2.56
  30.01 - 35.00                                  109         89,089,418.18                 3.73
  35.01 - 40.00                                  123         91,053,656.38                 3.81
  40.01 - 45.00                                  154        127,785,574.44                 5.35
  45.01 - 50.00                                  212        158,570,484.04                 6.64
  50.01 - 55.00                                  234        168,144,625.93                 7.04
  55.01 - 60.00                                  289        219,145,533.96                 9.18
  60.01 - 65.00                                  366        283,556,870.32                11.87
  65.01 - 70.00                                  561        451,432,723.70                18.90
  70.01 - 75.00                                  613        380,425,593.47                15.93
  75.01 - 80.00                                  574        297,563,413.87                12.46
----------------------------------     --------------   -------------------   ------------------
  Total                                        3,381      2,388,136,350.84               100.00
==================================     ==============   ===================   ==================


                                                                               1

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR4
                   Northern California Cashout Mortgage Loans
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:                 674,851,563
NUMBER OF LOANS:                               944

                                                                      Minimum                     Maximum
AVG CURRENT BALANCE:                   $714,885.13                $303,450.00               $1,500,000.00
AVG ORIGINAL BALANCE:                  $716,349.23                $303,750.00               $1,500,000.00

WAVG LOAN RATE:                              6.157  %                   5.625  %                    7.125  %
WAVG GROSS MARGIN:                           2.749  %                   2.240  %                    2.750  %
WAVG MAXIMUM LOAN RATE:                     11.163  %                  10.625  %                   12.125  %
WAVG PERIODIC RATE CAP:                      2.000  %                   2.000  %                    2.000  %
WAVG FIRST RATE CAP:                         5.000  %                   5.000  %                    5.000  %

WAVG ORIGINAL LTV:                           56.53  %                   13.33  %                    80.00  %

WAVG CREDIT SCORE:                             743                        682                         809

WAVG ORIGINAL TERM:                            360  months                360  months                 360  months
WAVG REMAINING TERM:                           358  months                351  months                 360  months
WAVG SEASONING:                                  2  months                  0  months                   9  months

WAVG NEXT RATE RESET:                           58  months                 51  months                  60  months
WAVG RATE ADJ FREQ:                             12  months                 12  months                  12  months
WAVG FIRST RATE ADJ FREQ:                       60  months                 60  months                  60  months

TOP STATE CONC ($):               100.00% California
MAXIMUM ZIP CODE CONC ($):          4.80% 94010 (Burlingame, CA)

FIRST PAY                                                        Jul 01, 2001                Apr 01, 2002
RATE CHANGE DATE:                                                Jun 01, 2006                Mar 01, 2007
MATURE DATE:                                                     Jun 01, 2031                Mar 01, 2032

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
INDEX:                                Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 1 YR CMT                                        944        674,851,563.39                 100.00
----------------------------------   ----------------    ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PRODUCT:                              Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 5/1 Hybrid                                      944        674,851,563.39                 100.00
----------------------------------   ----------------    ------------------    -------------------
Total                                            944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
DELINQUENCY:                          Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Current                                         944        674,851,563.39                 100.00
----------------------------------   ----------------    ------------------    -------------------
Total                                            944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
CURRENT BALANCE:                      Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
   303,450.00 -   400,000.00                     171         61,482,142.92                   9.11
   400,000.01 -   500,000.00                     163         74,978,306.02                  11.11
   500,000.01 -   600,000.00                     113         62,868,550.06                   9.32
   600,000.01 -   700,000.00                      95         62,491,260.98                   9.26
   700,000.01 -   800,000.00                      71         53,687,333.47                   7.96
   800,000.01 -   900,000.00                      56         48,051,670.81                   7.12
   900,000.01 - 1,000,000.00                      62         60,844,207.95                   9.02
 1,000,000.01 - 1,100,000.00                     122        128,433,665.49                  19.03
 1,100,000.01 - 1,200,000.00                      19         22,103,790.78                   3.28
 1,200,000.01 - 1,300,000.00                      22         27,745,436.44                   4.11
 1,300,000.01 - 1,400,000.00                      18         24,665,891.10                   3.66
 1,400,000.01 - 1,500,000.00                      32         47,499,307.37                   7.04
----------------------------------   -----------------    ------------------    -------------------
Total                                            944        674,851,563.39                 100.00
==================================   =================    ==================    ===================

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
LOAN RATE:                            Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  5.625  -  5.625                                  9          9,382,562.50                   1.39
  5.626  -  5.750                                 22         17,999,850.75                   2.67
  5.751  -  5.875                                 71         67,304,021.04                   9.97
  5.876  -  6.000                                222        166,047,952.82                  24.61
  6.001  -  6.125                                242        168,068,989.28                  24.90
  6.126  -  6.250                                145         92,079,080.31                  13.64
  6.251  -  6.375                                 72         49,997,387.13                   7.41
  6.376  -  6.500                                110         70,168,778.47                  10.40
  6.501  -  6.625                                 26         17,486,049.99                   2.59
  6.626  -  6.750                                 18         11,352,000.00                   1.68
  6.751  -  6.875                                  4          2,821,000.00                   0.42
  6.876  -  7.000                                  2            749,500.00                   0.11
  7.001  -  7.125                                  1          1,394,391.10                   0.21
----------------------------------   ----------------    ------------------    -------------------
  Total                                          944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
GROSS MARGIN:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  2.240                                            1            405,000.00                   0.06
  2.600                                            4          2,302,061.79                   0.34
  2.750                                          939        672,144,501.60                  99.60
----------------------------------   ----------------    ------------------    -------------------
  Total                                          944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
MAXIMUM LOAN RATE:                    Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 10.625  - 10.625                                  9          9,382,562.50                   1.39
 10.626  - 10.750                                 21         16,599,850.75                   2.46
 10.751  - 10.875                                 69         65,444,021.04                   9.70
 10.876  - 11.000                                221        164,797,952.82                  24.42
 11.001  - 11.125                                240        167,593,989.28                  24.83
 11.126  - 11.250                                144         91,557,081.31                  13.57
 11.251  - 11.375                                 72         50,062,387.13                   7.42
 11.376  - 11.500                                111         71,168,777.47                  10.55
 11.501  - 11.625                                 28         19,258,049.99                   2.85
 11.626  - 11.750                                 18         11,352,000.00                   1.68
 11.751  - 11.875                                  6          4,681,000.00                   0.69
 11.876  - 12.000                                  4          1,559,500.00                   0.23
 12.001  - 12.125                                  1          1,394,391.10                   0.21
----------------------------------   ----------------    ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
FIRST RATE CAP:                       Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  5.000                                          944        674,851,563.39                 100.00
----------------------------------   ----------------    ------------------    -------------------
Total                                            944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PERIODIC RATE CAP:                     Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  2.000                                          944        674,851,563.39                 100.00
----------------------------------   ----------------    ------------------    -------------------
Total                                            944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
ORIGINAL TERM:                        Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 360                                             944        674,851,563.39                 100.00
----------------------------------   ----------------    ------------------    -------------------
Total                                            944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
REMAINING TERM:                       Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 351 - 354                                         1          1,394,391.10                   0.21
 355 - 360                                       943        673,457,172.29                  99.79
----------------------------------   ----------------    ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
RATE CHANGE DATE:                     Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 06/01/06                                          1          1,394,391.10                   0.21
 11/01/06                                         67         48,015,656.28                   7.11
 12/01/06                                        156        110,315,731.38                  16.35
 01/01/07                                        269        197,888,487.06                  29.32
 02/01/07                                        354        250,281,297.57                  37.09
 03/01/07                                         97         66,956,000.00                   9.92
----------------------------------   ----------------    ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
ORIGINAL LTV:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  13.33 - 15.00                                    2          1,294,924.75                   0.19
  15.01 - 20.00                                    9          6,385,000.00                   0.95
  20.01 - 25.00                                   20         17,447,647.29                   2.59
  25.01 - 30.00                                   23         19,168,360.38                   2.84
  30.01 - 35.00                                   44         35,685,641.67                   5.29
  35.01 - 40.00                                   43         38,268,602.99                   5.67
  40.01 - 45.00                                   52         43,912,780.11                   6.51
  45.01 - 50.00                                   68         52,419,322.27                   7.77
  50.01 - 55.00                                   87         66,297,738.27                   9.82
  55.01 - 60.00                                   89         64,357,286.46                   9.54
  60.01 - 65.00                                  124         94,320,452.95                  13.98
  65.01 - 70.00                                  153        113,878,881.85                  16.87
  70.01 - 75.00                                  163         88,486,551.06                  13.11
  75.01 - 80.00                                   67         32,928,373.34                   4.88
----------------------------------   ----------------    ------------------    -------------------
  Total                                          944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
CREDIT SCORE:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 682 - 690                                         5          5,161,891.10                   0.76
 691 - 700                                        21         19,431,000.00                   2.88
 701 - 710                                        69         53,645,171.82                   7.95
 711 - 720                                        81         63,737,523.45                   9.44
 721 - 730                                       151        103,998,829.50                  15.41
 731 - 740                                       122         83,170,566.24                  12.32
 741 - 750                                       113         81,395,703.60                  12.06
 751 - 760                                       110         78,527,090.30                  11.64
 761 - 770                                        90         64,790,356.66                   9.60
 771 - 780                                       105         68,081,350.49                  10.09
 781 - 790                                        52         36,353,619.76                   5.39
 791 - 800                                        19         12,624,710.47                   1.87
 801 - 809                                         6          3,933,750.00                   0.58
----------------------------------   ----------------     ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================     ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
AMORTIZATION:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Interest Only                                   944        674,851,563.39                 100.00
----------------------------------   ----------------    ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
DOCUMENTATION:                        Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Reduced Documentation                           619        442,239,176.63                  65.53
 Full Documentation                              325        232,612,386.76                  34.47
----------------------------------   ----------------    ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
OCCUPANCY:                            Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Primary                                         931        665,874,812.39                  98.67
 Second Home                                      13          8,976,751.00                   1.33
----------------------------------   ----------------    ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PROPERTY TYPE:                        Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Single Family                                   921        661,773,180.85                  98.06
 Condominium                                      23         13,078,382.54                   1.94
----------------------------------   ----------------    ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PURPOSE:                              Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Cash Out Refinance                              944        674,851,563.39                 100.00
----------------------------------   ----------------    ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
STATES:                               Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 California                                      944        674,851,563.39                 100.00
----------------------------------   ----------------    ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
NORTH/SOUTH CA BREAKOUT:              Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 CA-NORTH                                        944        674,851,563.39                 100.00
----------------------------------   ----------------    ------------------    -------------------
 Total                                           944        674,851,563.39                 100.00
==================================   ================    ==================    ===================

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR4
                   Southern California Cashout Mortgage Loans
                             As of the Cut-off Date


TOTAL CURRENT BALANCE:                  $446,423,286
NUMBER OF LOANS:                                 619

                                                                        Minimum                     Maximum
AVG CURRENT BALANCE:                     $721,200.78                $305,500.00               $1,500,000.00
AVG ORIGINAL BALANCE:                    $723,561.74                $305,500.00               $1,500,000.00

WAVG LOAN RATE:                                6.104  %                   5.625  %                    7.000  %
WAVG GROSS MARGIN:                             2.749  %                   2.600  %                    2.750  %
WAVG MAXIMUM LOAN RATE:                       11.120  %                  10.000  %                   12.000  %
WAVG PERIODIC RATE CAP:                        2.000  %                   2.000  %                    2.000  %
WAVG FIRST RATE CAP:                           5.000  %                   5.000  %                    5.000  %

WAVG ORIGINAL LTV:                             60.87  %                   11.58  %                    80.00  %

WAVG CREDIT SCORE:                               740                        680                         813

WAVG ORIGINAL TERM:                              360  months                360  months                 360  months
WAVG REMAINING TERM:                             358  months                350  months                 360  months
WAVG SEASONING:                                    2  months                  0  months                  10  months

WAVG NEXT RATE RESET:                             58  months                 50  months                  60  months
WAVG RATE ADJ FREQ:                               12  months                 12  months                  12  months
WAVG FIRST RATE ADJ FREQ:                         60  months                 60  months                  60  months

TOP STATE CONC ($):                 100.00% California
MAXIMUM ZIP CODE CONC ($):            5.27% 90210 (Beverly Hills, CA)

FIRST PAY DATE:                                                    Jun 01, 2001                Apr 01, 2002
RATE CHANGE DATE:                                                  May 01, 2006                Mar 01, 2007
MATURE DATE:                                                       May 01, 2031                Mar 01, 2032



                                                                               1

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
INDEX:                                Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 1 YR CMT                                        619        446,423,285.74                 100.00
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PRODUCT:                              Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 5/1 Hybrid                                      619        446,423,285.74                 100.00
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
DELINQUENCY:                          Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Current                                         619        446,423,285.74                 100.00
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
CURRENT BALANCE:                      Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
   305,500.00  -   400,000.00                    102         36,541,300.43                   8.19
   400,000.01  -   500,000.00                    107         48,346,634.73                  10.83
   500,000.01  -   600,000.00                     72         40,086,732.02                   8.98
   600,000.01  -   700,000.00                     74         48,520,327.48                  10.87
   700,000.01  -   800,000.00                     45         34,381,048.27                   7.70
   800,000.01  -   900,000.00                     27         23,281,470.70                   5.22
   900,000.01  - 1,000,000.00                     41         39,616,324.44                   8.87
 1,000,000.01  - 1,100,000.00                     89         92,436,905.99                  20.71
 1,100,000.01  - 1,200,000.00                     11         12,891,725.00                   2.89
 1,200,000.01  - 1,300,000.00                     17         21,643,216.69                   4.85
 1,300,000.01  - 1,400,000.00                     14         19,171,000.00                   4.29
 1,400,000.01  - 1,500,000.00                     20         29,506,599.99                   6.61
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                               2

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
LOAN RATE:                            Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  5.625  -  5.625                                  8          7,835,502.00                   1.76
  5.626  -  5.750                                 29         24,446,721.58                   5.48
  5.751  -  5.875                                 80         74,687,065.31                  16.73
  5.876  -  6.000                                146        106,895,855.64                  23.94
  6.001  -  6.125                                139         94,306,187.69                  21.12
  6.126  -  6.250                                101         62,854,321.40                  14.08
  6.251  -  6.375                                 47         30,305,882.12                   6.79
  6.376  -  6.500                                 43         25,824,500.00                   5.78
  6.501  -  6.625                                 18         14,234,250.00                   3.19
  6.626  -  6.750                                  6          3,905,000.00                   0.87
  6.751  -  6.875                                  1            368,000.00                   0.08
  6.876  -  7.000                                  1            760,000.00                   0.17
----------------------------------   ----------------    ------------------   --------------------
  Total                                          619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
GROSS MARGIN:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  2.600                                            4          1,905,000.00                   0.43
  2.650                                            2          2,405,000.00                   0.54
  2.750                                          613        442,113,285.74                  99.03
----------------------------------   ----------------    ------------------   --------------------
  Total                                          619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                               3

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
MAXIMUM LOAN RATE:                    Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 10.000  - 10.000                                  1            435,000.00                   0.10
 10.501  - 10.625                                  7          6,835,501.00                   1.53
 10.626  - 10.750                                 28         24,258,722.58                   5.43
 10.751  - 10.875                                 75         70,422,121.06                  15.77
 10.876  - 11.000                                143        104,909,880.89                  23.50
 11.001  - 11.125                                140         94,680,983.77                  21.21
 11.126  - 11.250                                 99         60,392,796.15                  13.53
 11.251  - 11.375                                 45         29,239,004.95                   6.55
 11.376  - 11.500                                 46         28,287,877.17                   6.34
 11.501  - 11.625                                 19         15,239,250.00                   3.41
 11.626  - 11.750                                  8          5,218,000.00                   1.17
 11.751  - 11.875                                  3          2,789,148.17                   0.62
 11.876  - 12.000                                  5          3,715,000.00                   0.83
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
FIRST RATE CAP:                       Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  5.000                                          619        446,423,285.74                 100.00
----------------------------------   ----------------    ------------------   --------------------
  Total                                          619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PERIODIC RATE CAP:                    Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  2.000                                          619        446,423,285.74                 100.00
----------------------------------   ----------------    ------------------   --------------------
  Total                                          619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
ORIGINAL TERM:                        Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 360                                             619        446,423,285.74                 100.00
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                               4

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
REMAINING TERM:                       Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 350  - 354                                        1            760,000.00                   0.17
 355  - 360                                      618        445,663,285.74                  99.83
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
RATE CHANGE DATE:                     Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 05/01/06                                          1            760,000.00                   0.17
 11/01/06                                         54         40,803,712.20                   9.14
 12/01/06                                        119         85,186,252.70                  19.08
 01/01/07                                        202        149,523,671.92                  33.49
 02/01/07                                        187        130,435,197.92                  29.22
 03/01/07                                         56         39,714,451.00                   8.90
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
ORIGINAL LTV:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
  11.58  -  15.00                                  1          1,100,000.00                   0.25
  15.01  -  20.00                                  3          3,233,600.00                   0.72
  20.01  -  25.00                                  4          4,201,001.00                   0.94
  25.01  -  30.00                                 11         10,234,001.00                   2.29
  30.01  -  35.00                                 13         13,205,002.00                   2.96
  35.01  -  40.00                                 15         11,621,738.53                   2.60
  40.01  -  45.00                                 21         15,813,551.00                   3.54
  45.01  -  50.00                                 35         24,564,983.17                   5.50
  50.01  -  55.00                                 47         35,257,090.04                   7.90
  55.01  -  60.00                                 63         50,583,426.02                  11.33
  60.01  -  65.00                                 88         75,277,136.59                  16.86
  65.01  -  70.00                                128         97,921,174.85                  21.93
  70.01  -  75.00                                139         78,761,934.82                  17.64
  75.01  -  80.00                                 51         24,648,646.72                   5.52
----------------------------------   ----------------    ------------------   --------------------
  Total                                          619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                               5

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
CREDIT SCORE:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 680  - 680                                        2          1,677,000.00                   0.38
 681  - 690                                       10          6,386,747.51                   1.43
 691  - 700                                       17         12,766,850.00                   2.86
 701  - 710                                       57         46,289,516.78                  10.37
 711  - 720                                       67         50,314,317.33                  11.27
 721  - 730                                      100         70,215,085.92                  15.73
 731  - 740                                       66         48,613,843.14                  10.89
 741  - 750                                       68         46,294,226.00                  10.37
 751  - 760                                       78         55,279,734.10                  12.38
 761  - 770                                       71         48,602,246.90                  10.89
 771  - 780                                       36         27,918,210.34                   6.25
 781  - 790                                       27         18,642,551.99                   4.18
 791  - 800                                       13          9,807,350.00                   2.20
 801  - 810                                        6          3,255,605.73                   0.73
 811  - 813                                        1            360,000.00                   0.08
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
AMORTIZATION:                         Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Interest Only                                   619        446,423,285.74                 100.00
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
DOCUMENTATION:                        Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Reduced Documentation                           423        307,397,016.73                  68.86
 Full Documentation                              196        139,026,269.01                  31.14
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                               6

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
OCCUPANCY:                            Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Primary                                         611        442,725,376.37                  99.17
 Second Home                                       8          3,697,909.37                   0.83
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PROPERTY TYPE:                        Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Single Family                                   590        430,171,419.07                  96.36
 Condominium                                      29         16,251,866.67                   3.64
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
PURPOSE:                              Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 Cash Out Refinance                              619        446,423,285.74                 100.00
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
STATES:                               Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 California                                      619        446,423,285.74                 100.00
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                                 % of Aggregate
                                                         Principal Balance      Principal Balance
                                        Number of        Outstanding as of      Outstanding as of
NORTH/SOUTH CA BREAKOUT:              Mortgage Loans     the Cut-off Date       the Cut-off Date
----------------------------------   ----------------   -------------------   --------------------
 CA-SOUTH                                        619        446,423,285.74                 100.00
----------------------------------   ----------------    ------------------   --------------------
 Total                                           619        446,423,285.74                 100.00
==================================   ================    ==================   ====================

                                                                               7

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR4
                      Mortgage Loans Greater than $600,000
                             As of the Cut-off Date


                                                        % of Aggregate                                          Weighted
                                                       Principal Balance   Number of   % of      Weighted       Average
                                 Current Principal   Outstanding as of the Mortgage   Mortgage  Average FICO  Loan-to-Value
Current Balance Range ($)             Balance            Cut-off Date        Loans     Loans       Score           (%)
------------------------------ --------------------- --------------------- ---------- -------- ------------- ---------------
                < 600,000.00    1,096,317,449.94            29.55           2,499     46.82          746           65.42
  600,000.00 to   699,999.99      399,902,630.76            10.78             624     11.69          747           63.63
  700,000.00 to   799,999.99      332,175,188.68             8.95             448      8.39          743           63.32
  800,000.00 to   899,999.99      287,053,326.69             7.74             341      6.39          743           61.09
  900,000.00 to   999,999.99      287,719,346.61             7.76             302      5.66          742           60.97
1,000,000.00 to 1,099,999.99      504,794,537.83            13.61             496      9.29          742           54.60
1,100,000.00 to 1,199,999.99      247,718,440.49             6.68             222      4.16          746           51.61
1,200,000.00 to 1,299,999.99      158,128,746.64             4.26             128       2.4          743           58.42
1,300,000.00 to 1,399,999.99      121,247,221.53             3.27              91       1.7          736           57.69
1,400,000.00 to 1,499,999.99      147,064,289.97             3.96             102      1.91          738           58.29
1,500,000.00 to 1,599,999.99      127,500,000.00             3.44              85      1.59          740           54.46
------------------------------ ---------------------  --------------       ---------- -------- ------------- ---------------
Total:                          3,709,621,179.14              100           5,338       100


                                                                               1

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc., the placement agent, in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed in this communication. Prospective purchasers are referred to the final private placement memorandum relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A final pr ivate placement memorandum may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                                                               7

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

WAMU Mortgage Pass-Through Certs, Series 2002-AR4 CLASS B-4

                         Price-Yield Sensitivity Report

                    Settlement                     03/27/02
                    Class Balance                $5,539,000
                    Coupon                            5.598%
                    Cut-off Date                   03/01/02
                    Next Payment Date              04/25/02
                    Accrued Interest Days                26
                    Cleanup Call                         No
                    To WAVG Roll Date                    No


--------------------------------------------------------------------------------
     Flat
    Price         10% CPR      15% CPR       20% CPR      30% CPR      40% CPR
--------------------------------------------------------------------------------
  76-16             8.449        9.371        10.399       12.052       13.701
  76-17             8.444        9.365        10.391       12.042       13.687
  76-18             8.439        9.358        10.383       12.031       13.674
  76-19             8.434        9.351        10.374       12.020       13.661
  76-20             8.428        9.345        10.366       12.010       13.647
  76-21             8.423        9.338        10.358       11.999       13.634
  76-22             8.418        9.332        10.350       11.988       13.621
  76-23             8.413        9.325        10.342       11.978       13.608
--------------------------------------------------------------------------------
  76-24             8.408        9.319        10.334       11.967       13.594
  76-25             8.402        9.312        10.326       11.957       13.581
  76-26             8.397        9.305        10.318       11.946       13.568
  76-27             8.392        9.299        10.309       11.935       13.555
  76-28             8.387        9.292        10.301       11.925       13.542
  76-29             8.382        9.286        10.293       11.914       13.528
  76-30             8.376        9.279        10.285       11.903       13.515
  76-31             8.371        9.273        10.277       11.893       13.502
--------------------------------------------------------------------------------
  77-00             8.366        9.266        10.269       11.882       13.489
--------------------------------------------------------------------------------
  77-01             8.361        9.260        10.261       11.872       13.476
  77-02             8.356        9.253        10.253       11.861       13.462
  77-03             8.350        9.247        10.245       11.851       13.449
  77-04             8.345        9.240        10.237       11.840       13.436
  77-05             8.340        9.234        10.229       11.829       13.423
  77-06             8.335        9.227        10.221       11.819       13.410
  77-07             8.330        9.221        10.213       11.808       13.397
  77-08             8.325        9.214        10.205       11.798       13.384
--------------------------------------------------------------------------------
  77-09             8.319        9.208        10.197       11.787       13.371
  77-10             8.314        9.201        10.189       11.777       13.357
  77-11             8.309        9.195        10.181       11.766       13.344
  77-12             8.304        9.188        10.173       11.756       13.331
  77-13             8.299        9.182        10.165       11.745       13.318
  77-14             8.294        9.175        10.157       11.735       13.305
  77-15             8.289        9.169        10.149       11.724       13.292
  77-16             8.283        9.162        10.141       11.714       13.279
--------------------------------------------------------------------------------
WAL (yr)            13.08         9.60          7.34         5.23         4.05
MDUR (yr)            7.79         6.18          5.00         3.82         3.06
First Prin Pay   05/25/06     05/25/06      06/25/05     04/25/04     09/25/03
Last Prin Pay    03/25/32     03/25/32      03/25/32     03/25/32     03/25/32
--------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

WAMU Mortgage Pass-Through Certs, Series 2002-AR4 CLASS B-5

                         Price-Yield Sensitivity Report

                    Settlement                     03/27/02
                    Class Balance                $5,539,000
                    Coupon                            5.598%
                    Cut-off Date                   03/01/02
                    Next Payment Date              04/25/02
                    Accrued Interest Days                26
                    Cleanup Call                         No
                    To WAVG Roll Date                    No

--------------------------------------------------------------------------------
     Flat
    Price         10% CPR      15% CPR       20% CPR      30% CPR      40% CPR
--------------------------------------------------------------------------------
  57-29+           12.269       14.161        16.316        19.787        23.351
  57-30+           12.261       14.151        16.304        19.771        23.331
  57-31+           12.253       14.142        16.292        19.756        23.311
  58-00+           12.246       14.132        16.279        19.740        23.292
  58-01+           12.238       14.122        16.267        19.724        23.272
  58-02+           12.230       14.112        16.255        19.708        23.252
  58-03+           12.222       14.102        16.243        19.692        23.232
  58-04+           12.214       14.092        16.231        19.676        23.212
--------------------------------------------------------------------------------
  58-05+           12.206       14.082        16.219        19.660        23.192
  58-06+           12.198       14.072        16.206        19.644        23.173
  58-07+           12.190       14.063        16.194        19.629        23.153
  58-08+           12.182       14.053        16.182        19.613        23.133
  58-09+           12.175       14.043        16.170        19.597        23.113
  58-10+           12.167       14.033        16.158        19.581        23.094
  58-11+           12.159       14.023        16.146        19.566        23.074
  58-12+           12.151       14.014        16.134        19.550        23.054
--------------------------------------------------------------------------------
  58-13+           12.143       14.004        16.122        19.534        23.034
--------------------------------------------------------------------------------
  58-14+           12.135       13.994        16.110        19.518        23.015
  58-15+           12.127       13.984        16.098        19.503        22.995
  58-16+           12.120       13.974        16.086        19.487        22.975
  58-17+           12.112       13.965        16.074        19.471        22.956
  58-18+           12.104       13.955        16.061        19.455        22.936
  58-19+           12.096       13.945        16.049        19.440        22.917
  58-20+           12.088       13.935        16.037        19.424        22.897
  58-21+           12.081       13.926        16.025        19.408        22.877
--------------------------------------------------------------------------------
  58-22+           12.073       13.916        16.013        19.393        22.858
  58-23+           12.065       13.906        16.001        19.377        22.838
  58-24+           12.057       13.897        15.990        19.362        22.819
  58-25+           12.050       13.887        15.978        19.346        22.799
  58-26+           12.042       13.877        15.966        19.330        22.780
  58-27+           12.034       13.868        15.954        19.315        22.760
  58-28+           12.026       13.858        15.942        19.299        22.741
  58-29+           12.018       13.848        15.930        19.284        22.722
--------------------------------------------------------------------------------
WAL (yr)            13.08         9.60          7.34          5.23          4.05
MDUR (yr)            6.78         5.43          4.40          3.37          2.70
First Prin Pay   05/25/06     05/25/06      06/25/05      04/25/04      09/25/03
Last Prin Pay    03/25/32     03/25/32      03/25/32      03/25/32      03/25/32
--------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

WAMU Mortgage Pass-Through Certs, Series 2002-AR4 CLASS B-6

                         Price-Yield Sensitivity Report

                    Settlement                     03/27/02
                    Class Balance                $7,390,014
                    Coupon                            5.598%
                    Cut-off Date                   03/01/02
                    Next Payment Date              04/25/02
                    Accrued Interest Days                26
                    Cleanup Call                         No
                    To WAVG Roll Date                    No

--------------------------------------------------------------------------------
     Flat
    Price         10% CPR      15% CPR       20% CPR      30% CPR      40% CPR
--------------------------------------------------------------------------------
  25-16            27.777       32.890        39.106        49.182      60.429
  25-17            27.747       32.856        39.065        49.129      60.361
  25-18            27.717       32.821        39.023        49.076      60.294
  25-19            27.687       32.786        38.982        49.023      60.227
  25-20            27.657       32.751        38.940        48.971      60.160
  25-21            27.628       32.717        38.899        48.918      60.093
  25-22            27.598       32.682        38.858        48.866      60.026
  25-23            27.568       32.648        38.817        48.813      59.960
--------------------------------------------------------------------------------
  25-24            27.539       32.614        38.776        48.761      59.893
  25-25            27.509       32.579        38.735        48.709      59.827
  25-26            27.480       32.545        38.694        48.656      59.760
  25-27            27.451       32.511        38.653        48.604      59.694
  25-28            27.421       32.477        38.612        48.552      59.628
  25-29            27.392       32.443        38.571        48.500      59.562
  25-30            27.363       32.409        38.531        48.449      59.496
  25-31            27.334       32.375        38.490        48.397      59.431
--------------------------------------------------------------------------------
  26-00            27.305       32.341        38.450        48.345      59.365
--------------------------------------------------------------------------------
  26-01            27.276       32.308        38.410        48.294      59.300
  26-02            27.247       32.274        38.369        48.242      59.234
  26-03            27.218       32.240        38.329        48.191      59.169
  26-04            27.189       32.207        38.289        48.140      59.104
  26-05            27.161       32.173        38.249        48.089      59.039
  26-06            27.132       32.140        38.209        48.038      58.974
  26-07            27.103       32.106        38.169        47.987      58.909
  26-08            27.075       32.073        38.129        47.936      58.845
--------------------------------------------------------------------------------
  26-09            27.046       32.040        38.089        47.885      58.780
  26-10            27.018       32.007        38.049        47.835      58.716
  26-11            26.989       31.974        38.010        47.784      58.652
  26-12            26.961       31.941        37.970        47.733      58.588
  26-13            26.933       31.908        37.931        47.683      58.523
  26-14            26.905       31.875        37.891        47.633      58.460
  26-15            26.876       31.842        37.852        47.583      58.396
  26-16            26.848       31.809        37.813        47.532      58.332
--------------------------------------------------------------------------------
WAL (yr)            13.08         9.60          7.34          5.23        4.05
MDUR (yr)            4.08         3.50          2.93          2.30        1.81
First Prin Pay   05/25/06     05/25/06      06/25/05      04/25/04    09/25/03
Last Prin Pay    03/25/32     03/25/32      03/25/32      03/25/32    03/25/32
--------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.